                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT


                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


                                October 6, 1997
              ---------------------------------------------------
               Date of Report (Date of earliest event reported)



                         Renal Treatment Centers, Inc.
         -------------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


           Delaware                                 1-14142       23-2518331
----------------------------------------------      -------       ----------
(State or other jurisdiction                        (Commission   (IRS Employer
 of incorporation)                                  File Number)  Identification
                                                                  Number)


1180 W. Swedesford Road, Building 2, Suite 300, Berwyn, PA          19312
----------------------------------------------------------         --------
      (Address of principal executive offices)                    (zip code)


Registrant's telephone number, including area code:  610/644-4796
                                                     ------------

ITEM 2.  Acquisition or Disposition of Assets
---------------------------------------------

On October 6, 1997, Renal Treatment Centers, Inc. (the "Company") entered into definitive agreements to acquire substantially all of the non-current and certain other assets of California Kidney Centers ("CKC"), California Kidney Centers, Orange, L.L.C. ("CKC Orange"), Dialysis Systems, L.L.C. ("DS"), California Kidney Centers, Inpatient Services, L.L.C. ("CKCIS") and Dialysis Systems, Inpatient Services, L.L.C. ("DSIS"),which together operate twelve Medicare-certified end-stage renal disease dialysis facilities (collectively "the Facilities") and provide acute inpatient dialysis services to 29 hospitals in the service areas of the outpatient dialysis centers. CKC, CKC Orange, DS, CKCIS and DSIS are hereinafter referred to collectively as the "Sellers". CKC operates nine facilities located in southern California. CKC Orange operates a single facility also located in southern California, which commenced operations in August 1997. DS operates two facilities located in Las Vegas, Nevada. The Company will acquire all of Sellers' inventory, equipment, patient lists, goodwill and other non-current assets used in the operation of the Facilities and provision of acute services.

The foregoing transactions are expected to be completed in November 1997, subject to receipt of required regulatory approvals, including those required under the Hart-Scott-Rodino Antitrust Improvements Act and the approval of the Attorney General of the State of California, and certain other contingencies.

As part of the transactions, the Company will also enter into covenants not to compete with Sellers and their respective owners. In addition, the Company will enter into medical director agreements with, or receive assignments of current medical director agreements from, the current medical directors of the facilities.

The Company will pay aggregate consideration of $116,800,000 in cash, plus the assumption of certain liabilities. The Company determined the consideration based on negotiations with Sellers and the Company's determination of the fair market value of the assets of Sellers as a going concern, which recognized the recent growth in Sellers' business and the Company's expectations of future growth in the business.

The cash consideration will be funded entirely through borrowings under the Company's revolving credit agreement with a consortium of banks.

ITEM 7.  Financial Statements and Exhibits.
-------------------------------------------

(a)  Financial Statements of Businesses Acquired.

The following lists the historical financial statements of California Kidney Centers, California Kidney Centers, Orange, L.L.C., Dialysis Systems, L.L.C., California Kidney Centers, Inpatient Services, L.L.C. and Dialysis Systems, Inpatient Services, L.L.C., presented on a combined basis.

Report of Independent Accountants

Combined Balance Sheets
     at December 31, 1996 and 1995 and June 30, 1997 (unaudited) and 1996 (unaudited)

Combined Statements of Operations
     for the years ended December 31, 1996 and 1995 and for the six months ended June 30, 1997 (unaudited) and 1996 (unaudited)

Combined Statements of Changes in Owners' Equity for the years ended December 31, 1996 and 1995 and for the six months ended June 30, 1997 (unaudited) and 1996 (unaudited)

Combined Statements of Cash Flows
     for the years ended December 31, 1996 and 1995 and for the six months ended June 30, 1997 (unaudited) and 1996 (unaudited)

Notes to Financial Statements

(b)  Pro Forma Financial Information.

The following lists the pro forma financial information filed herewith:

Pro forma Consolidated Balance Sheets as of June 30, 1997

Pro forma Consolidated Statements of Operations for the year ended December 31, 1996 and the six months ended June 30, 1997

Notes to Pro Forma Consolidated Financial Statements

(c)  Exhibits.

     The following exhibits are filed herewith:

     Exhibit No.    Document
     -----------    --------

        2.1 Asset Purchase Agreement, dated as of October 6, 1997, between Renal Treatment Centers - California, Inc. and California Kidney Centers (the exhibits and schedules to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided supplementally to the Commission upon its request).

        2.2 Asset Purchase Agreement, dated as of October 6, 1997, between Renal Treatment Centers - California, Inc. and California Kidney Centers, Orange, L.L.C. (the exhibits and schedules to this agreement have been omitted pursuant to
                    Item 601(b)(2) of Regulation S-K and will be provided supplementally to the Commission upon its request).

        2.3 Asset Purchase Agreement, dated as of October 6, 1997, between Renal Treatment Centers - California, Inc. and California Kidney Centers, Inpatient Services, L.L.C. (the exhibits and schedules to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided supplementally to the Commission upon its request).

        2.4 Asset Purchase Agreement, dated as of October 6, 1997, between Renal Treatment Centers - West, Inc. and Dialysis Systems, L.L.C. (the exhibits and schedules to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided supplementally to the Commission upon its request).

        2.5 Asset Purchase Agreement, dated as of October 6, 1997, between Renal Treatment Centers - West, Inc. and Dialysis Systems, Inpatient Services, L.L.C. (the exhibits and schedules to this agreement have been omitted pursuant to
                    Item 601(b)(2) of Regulation S-K and will be provided supplementally to the Commission upon its request).

        23.1        Consent of Frank, Rimerman & Co. LLP

        99.1        Press Release dated October 7, 1997

SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RENAL TREATMENT CENTERS, INC.



Date:     October 14, 1997              By: /s/Ronald H. Rodgers, Jr.
     ----------------------                 -------------------------
                                            Ronald H. Rodgers, Jr.
                                            CFO and Vice President - Finance

FRANK, RIMERMAN + CO. LLP
                                                    CERTIFIED PUBLIC ACCOUNTANTS

Satellite Dialysis Centers, Inc.
Redwood City, California


                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------

We have audited the accompanying combined balance sheets of Satellite Affiliated Companies (Note 1) as of December 31, 1996 and 1995, and the related combined statements of income, changes in owners' equity, and cash flows for the years then ended. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Satellite Affiliated Companies as of December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.


                                                   /s/ Frank, Rimerman & Co. LLP


September 24, 1997




   2882 SAND HILL ROAD  MENLO PARK, CA 94025  415.854.3344  FAX 415.854.2234

                         SATELLITE AFFILIATED COMPANIES
                         ------------------------------
                             COMBINED BALANCE SHEETS
                             -----------------------
                           December 31, 1996 and 1995
                           --------------------------
                                 (in thousands)

                                 ASSETS(Note 7)
                                 ------
                                                              1996       1995
                                                            --------    --------
CURRENT ASSETS
     Cash and cash equivalents                              $ 2,138      $ 2,896
     Accounts receivable, less allowance for
      doubtful accounts of $2,111 in 1996 and
      $1,200 in 1995                                          9,996       10,829
     Medical supplies inventory                                 661          801
     Prepaid expenses                                           146          106
                                                            -------      -------
                     Total current assets                    12,941       14,632

INVESTMENT IN AFFILIATE                                         150         --
PROPERTY AND EQUIPMENT, net (Note 4)                          4,732        5,844
INTANGIBLE ASSETS, net (Notes 2, 5, and 9)                   12,022       14,588
                                                            -------      -------
                                                            $29,845      $35,064
                                                            =======      =======

                         LIABILITIES AND OWNERS' EQUITY

CURRENT LIABILITIES
     Accounts payable                                       $   996      $ 1,303
     Accrued expenses (Note 3)                                  854          699
     Refundable service fees (Note 6)                         1,983        1,983
     Current maturities of long-term debt (Note 7)              965        1,038
                                                            -------      -------
                     Total current liabilities                4,798        5,023
LONG-TERM DEBT, less current maturities (Note 7)              4,258        5,222
COMMITMENTS AND CONTINGENCIES (Notes 6 and 8)                  --           --
OWNERS' EQUITY                                               20,789       24,819
                                                            -------      -------
                                                            $29,845      $35,064
                                                            =======      =======

                    See Notes to Combined Financial Statement

                         SATELLITE AFFILIATED COMPANIES
                         ------------------------------
                          COMBINED STATEMENTS OF INCOME
                          -----------------------------
                     Years Ended December 31, 1996 and 1995
                     --------------------------------------
                                 (in thousands)

                                                            1996        1995
                                                         --------      --------

DIALYSIS AND ANCILLARY SERVICES REVENUE, net             $ 44,470      $ 38,537
                                                         --------      --------

PATIENT CARE COSTS
     Medical supplies and pharmaceuticals                  14,825        11,867
     Dialysis unit staff costs                             10,810        10,833
                                                         --------      --------
                     Total patient care costs              25,635        22,700
                                                         --------      --------

PATIENT CARE MARGIN                                        18,835        15,837
                                                         --------      --------

OPERATING EXPENSES
     Dialysis unit operations                               1,039           889
     General and administrative (Note 3)                    5,234         4,506
     Depreciation and amortization                          2,163         2,208
     Impairment loss (Note 9)                               1,688          --
                                                         --------      --------
                     Total operating expenses              10,124         7,603
                                                         --------      --------
                     Income from operations                 8,711         8,234

OTHER INCOME (EXPENSE)
     Investment income                                        123            80
     Other income                                             111         1,245
     Interest expense                                        (470)         (488)
                                                         --------      --------
                     Net income                          $  8,475      $  9,071
                                                         ========      ========

                    See Notes to Combined Financial Statement

                         SATELLITE AFFILIATED COMPANIES
                         ------------------------------
                COMBINED STATEMENTS OF CHANGES IN OWNERS' EQUITY
                ------------------------------------------------
                     Years Ended December 31, 1996 and 1995
                     --------------------------------------
                                 (in thousands)


BALANCE, December 31, 1994                                             $ 22,551

      Capital contributed                                                    19

      Net income                                                          9,071

      Cash distributions                                                 (6,843)

      Reduction in equity related note receivable                            21
                                                                       --------

BALANCE, December 31, 1995                                               24,819

      Net income                                                          8,475

      Cash distributions                                                (12,543)

      Reduction in equity related note receivable                            38
                                                                       --------

BALANCE, December 31, 1996                                             $ 20,789
                                                                       ========


                    See Notes to Combined Financial Statement

                         SATELLITE AFFILIATED COMPANIES
                         ------------------------------
                        COMBINED STATEMENTS OF CASH FLOWS
                        ---------------------------------
                     Years Ended December 31, 1996 and 1995
                     --------------------------------------
                                 (in thousands)

                                                                               1996       1995
                                                                           ---------    --------
CASH FLOWS FROM OPERATING ACTIVITIES
     Net income                                                             $  8,475    $  9,071
     Adjustments to reconcile net income to net cash provided
      by operating activities
         Depreciation and amortization expense                                 2,163       2,208
         Provision for doubtful accounts                                         911         285
         Provision for impairment loss                                         1,688
         Loss on sale of equipment                                              --             3
         Change in operating assets and liabilities:
             Decrease (increase) in accounts receivable                          (78)     (2,371)
             Decrease (increase) in medical supplies inventory                   140        (155)
             (Increase) decrease in prepaid expenses                             (40)         31
             (Decrease) increase in accounts payable                            (307)        343
             Increase (decrease) in accrued expenses                             155         (63)
             Increase in refundable service fees                                --         1,315
                                                                            --------    --------
                     Net cash provided by operating activities                13,107      10,667
                                                                            --------    --------
CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from sale of equipment                                            --             4
     Acquisition of property and equipment                                      (149)       (509)
     Acquisition of investment in affiliate                                     (150)       --
     Proceeds from members' notes receivable                                      38          21
     Acquisition of dialysis units                                              --        (5,400)
                                                                            --------    --------
                 Net cash used in investing activities                          (261)     (5,884)
                                                                            --------    --------
CASH FLOWS FROM FINANCING ACTIVITIES
     Cash distributions to equity holders                                    (12,543)     (6,843)
     Payments on long-term debt                                               (1,061)     (2,294)
     Proceeds from long-term debt                                               --         5,369
                                                                            --------    --------
                     Net cash used in financing activities                   (13,604)     (3,768)
                                                                            --------    --------
                     Net (decrease) increase in cash and cash equivalents
                           (balance carried forward)                            (758)      1,015


                                   (Continued)

                         SATELLITE AFFILIATED COMPANIES
                         ------------------------------
                        COMBINED STATEMENTS OF CASH FLOWS
                        ---------------------------------
                     Years Ended December 31, 1996 and 1995
                     --------------------------------------
                                 (in thousands)

                                   (Continued)

                                                               1996        1995
                                                              -------    -------
Net (decrease) increase in cash and cash equivalents
     (balance brought forward)                                   (758)     1,015

CASH AND CASH EQUIVALENTS, beginning                            2,896      1,881
                                                              -------    -------
CASH AND CASH EQUIVALENTS, ending                             $ 2,138    $ 2,896
                                                              =======    =======
--------------------------------------------------------------------------------

SUPPLEMENTAL DISCLOSURE OF NONCASH INVESTING
 AND FINANCING ACTIVITIES

     Equipment acquired in connection with capital
      lease obligations                                       $    24    $    39
                                                              =======    =======

     Net book value of assets distributed to equity holders   $  --      $   376
                                                              =======    =======


SUPPLEMENTAL DISCLOSURE OF CASH FLOW
 INFORMATION

     Cash paid for interest                                   $   470    $   488
                                                              =======    =======

                    See Notes to Combined Financial Statement

                         SATELLITE AFFILIATED COMPANIES
                         ------------------------------
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                     --------------------------------------

1.         Basis of Presentation, Nature of Business, and Significant
           ----------------------------------------------------------
           Accounting Policies
           -------------------

           Basis of Presentation

           The combined financial statements of Satellite Affiliated Companies (Companies) includes the operations of the following entities, all of which are direct or indirect investees (Affiliates) of Satellite Dialysis Centers, Inc. (SDC), a California not-for-profit corporation:

           California Kidney Centers (a California Joint Venture) (CKC) California Kidney Centers Inpatient Services, LLC (CKCIS) California Kidney Centers, Orange, LLC (CKC Orange) Dialysis Systems, LLC (DSLLC) Dialysis Systems Inpatient Services, LLC (DSIS)

           Subsequent to December 31, 1996, the Board of Directors of SDC determined that SDC's charitable purpose would best be served if certain assets of the Affiliates were sold. After this determination and under the direction of SDC, efforts were initiated to identify potential buyers and to actively market the identified assets. These combined financial statements have been prepared to assist SDC in this activity. The assets expected to be sold are stated at historical cost, which is less than their expected market value.

           Nature of Business

           The Companies provide outpatient hemodialysis treatment, continuous ambulatory peritoneal dialysis, home dialysis treatment support services, and inpatient dialysis services to hospitals. Although the Companies' patients are individuals, accounts receivable for services provided are collected primarily from government agencies, predominantly Medicare. Additional amounts are collected from private insurance companies and individual patients.

           The Companies' operations are conducted in Southern California and Nevada.

           Significant Accounting Policies

           Principles of Combination:

           The combined financial statements have been prepared in accordance with generally accepted accounting principles and include the accounts of the entities listed above. All significant intercompany accounts and transactions have been eliminated.

                         SATELLITE AFFILIATED COMPANIES
                         ------------------------------
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                     --------------------------------------

1.         Basis of Presentation, Nature of Business, and Significant Accounting
           ---------------------------------------------------------------------
           Policies (continued)
           --------

           Revenue Recognition:

           Dialysis and ancillary service revenues include amounts for services reimbursable by Medicare, Medicaid, MediCal, and other third party payors under contracted reimbursement formulas. Revenues are recognized when services are provided. Revenues are reported at the amounts expected to be realized from governmental, third-party payors, and patients based on reimbursement contracts in force when the services are provided.

           Use of Estimates:

           The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

           Concentration of Credit Risk:

           Financial instruments which potentially subject the Companies to concentrations of credit risk, consist principally of cash and cash equivalents and accounts receivable. The Companies invest their excess cash in a single bank. Deposits with this bank are insured up to $100,000 per depositor by an agency of the Federal government. Accounts receivable, which are unsecured, are primarily due from agencies of the United States Government (62%), the State of California (8%) and private insurance companies and hospitals (30%). Receivables from individual patients are not significant. Before providing services, the Companies perform insurance verification on all patients to ascertain adequacy of insurance coverage from government and private sources. An allowance for doubtful accounts is provided based on management's estimate of amounts which may prove uncollectible from private insurers or patients.

           Income Taxes:

           The combining entities are considered partnerships for Federal and state income tax purposes. Accordingly, the equity owners account for their pro rata share of the combining entities' income, deductions, and credits in their separate tax returns. As a result, income tax expense, assets, and liabilities are not recognized in the combined financial statements of the Companies.

                         SATELLITE AFFILIATED COMPANIES
                         ------------------------------
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                     --------------------------------------

1.         Basis of Presentation, Nature of Business, and Significant Accounting
           ---------------------------------------------------------------------
           Policies (continued)
           --------

           Medical Supplies Inventory:

           Medical supplies inventory is stated at the lower of cost, first-in, first-out method, or market.

           Property and Equipment:

           Property and equipment is stated at cost. Depreciation is provided using the straight line method over estimated useful lives of five to ten years.

           Amortization of leasehold improvements is provided using the straight-line method over the lesser of the lease term or the useful life of the improvement, generally ten years.

           Intangible Assets:

           Intangible assets are stated at cost. Amortization is provided using the straight-line method over the following estimated useful lives:

                                                                 Years
                                                               ---------
                Intangible assets, including patient lists       4 - 15
                Goodwill                                        15 - 31
                Organization costs                                   10

           Cash and Cash Equivalents:

           The Companies consider all highly-liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

2.         Acquisition of Dialysis Units
           -----------------------------

           In 1995, substantially all the assets of an operating dialysis facility located in San Bernardino, California were acquired for $5,400,000. The purchase price was allocated based on the estimated fair value of the assets at the date of acquisition as follows:
           $958,000 to property and equipment; $25,000 to inventory; $700,000 to covenant not to compete; and $3,717,000 to goodwill.

                         SATELLITE AFFILIATED COMPANIES
                         ------------------------------
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                     --------------------------------------

3.         Related Party Transactions
           --------------------------

           Management fees of $1,738,000 in 1996 and $1,607,000 in 1995 and directors' fees of $587,000 in 1996 and $572,000 in 1995 paid to SDC are included in general and administrative expenses. Included in accrued expenses are management fees due to SDC of $104,000 at December 31, 1996 and $242,000 at December 31, 1995.


4.         Property and Equipment
           ----------------------

           Property and equipment consist of the following at December 31 (in thousands):

                                                             1996        1995
                                                         -----------  ----------
Leasehold improvements                                      $2,973        $3,266
Medical equipment                                            3,424         3,344
Office equipment                                               330           307
Furniture and fixtures                                         650           643
Computer equipment                                              38            22
Vehicles                                                        46            22
                                                            ------        ------
                                                             7,461         7,604
    Less accumulated depreciation and
    amortization                                             2,729         1,760
                                                            ------        ------
                                                            $4,732        $5,844
                                                            ======        ======

           Depreciation and amortization expense related to property and equipment was $1,043,000 in 1996 and $949,000 in 1995.

                         SATELLITE AFFILIATED COMPANIES
                         ------------------------------
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                     --------------------------------------

5.         Intangible Assets
           -----------------

           Intangible assets consist of the following at December 31 (in thousands):
                                                             1996          1995
                                                           -------       -------

Intangible assets, including patient lists                 $ 5,386       $ 5,386
Goodwill                                                     8,753        10,478
Organization costs                                              85            85
                                                           -------       -------
                                                            14,224        15,949
        Less accumulated amortization                        2,202         1,361
                                                           -------       -------
                                                           $12,022       $14,588
                                                           =======       =======


           Amortization expense related to intangible assets was $1,120,000 in 1996 and $1,259,000 in 1995.


6.         Refundable Service Fees
           -----------------------

           In August, 1993, the provisions of the Omnibus Budget Reconciliation Act of 1993 (OBRA 93) became effective. In April, 1995, the Health Care Financing Administration (HCFA) changed its interpretation of the OBRA 93 provisions regarding whether Medicare is the primary payor for certain End Stage Renal Disorder patients who are eligible for Medicare and also covered by an employer group health insurance plan. Because HCFA's reinterpretation was made retroactive to August, 1993, the Companies began billing Medicare for amounts previously billed to private third-party payors under the old guidelines. Before any amounts were refunded to the private payors, a preliminary injunction was issued by a Federal court preventing HCFA from retroactively applying its reinterpretation of OBRA 93. The Companies have accrued a liability for amounts which it expects to refund to payors upon the settlement of this issue. The actual amount of the refunds may change depending on the court's action and any subsequent HCFA guidance.

                         SATELLITE AFFILIATED COMPANIES
                         ------------------------------
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                     --------------------------------------

7.         Long-term Debt
           --------------

           Long-term debt consists of the following at December 31:

                                                                              1996               1995
                                                                         (in thousands)     (in thousands)
                                                                         --------------     --------------
Note payable to a bank, due in monthly installments of $22,000 plus interest at the bank's prime rate (8.25%), balance due October, 1999, secured by substantially all assets of CKC and guaranteed by equity
holders                                                                     $  759             $1,049

Note payable to a bank due in monthly installments of $39,000 plus interest at the bank's prime rate (8.25%), balance due May, 2005, secured by substantially all assets of
CKC and guaranteed by equity holders                                         3,914              4,379

Note payable to a bank, due in monthly installments of $12,000 plus interest at the bank's prime rate (8.25%), balance due March, 2000, secured by accounts receivable and
guaranteed by equity holders                                                   455                595

Note payable to a finance company, due in monthly installments of
$9,000 plus interest at 9.25%. Balance due September, 1997
Secured by medical equipment                                                    73                174

Other                                                                           22                 63
                                                                            ------             ------

                                                                             5,223              6,260
Less current maturities                                                        965              1,038
                                                                            ------             ------

                                                                            $4,258             $5,222
                                                                            ======             ======


                         SATELLITE AFFILIATED COMPANIES
                         ------------------------------
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                     --------------------------------------

7.         Long-term Debt (continued)
           --------------

           Future minimum payments on long-term debt are as follows:

                                                   (in thousands)

                   1997                            $        965
                   1998                                     877
                   1999                                     828
                   2000                                     501
                   2001                                     465
                   Thereafter                             1,587
                                                   ------------
                                                   $      5,223
                                                   ============

           In addition to its long-term debt, the Companies have two revolving credit agreements with a bank that provide for borrowings up to a total of $800,000 for general working capital purposes. Borrowings under one agreement (up to $500,000) are unsecured and accrue interest at the bank's prime rate. Borrowings under the second agreement are secured by receivables, inventory, property and equipment of DSLLC and accrue interest at the bank's prime rate. The Companies had no outstanding borrowings against these lines at December 31, 1996 or 1995. These credit facilities expired in 1997 and have not been renewed.

8.         Lease Commitments
           -----------------

           The Companies lease their dialysis facilities under noncancellable operating lease agreements which expire between 1999 and 2010. The leases require the Companies to pay insurance and property taxes on improvements. Rent expense under such agreements was approximately $1,165,000 in 1996 and $1,114,000 in 1995.

           The following is a schedule of the future minimum lease payments under all operating leases as of December 31, 1996 (in thousands):

                  1997                              $      1,347
                  1998                                     1,200
                  1999                                     1,137
                  2000                                       877
                  2001                                       726
            Thereafter                                     3,883
                                                    $      9,170
                                                    ============

                         SATELLITE AFFILIATED COMPANIES
                         ------------------------------
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                     --------------------------------------

9.         Impairment Loss
           ---------------

           In 1996, a decision was made to close a dialysis facility located in Anaheim, California in the first quarter of 1997. The Anaheim facility had been acquired in 1994 and, based on the original purchase price allocation, had unamortized goodwill of $1,448,000 associated with it at June 30, 1996. In accordance with Statement of Financial Accounting Standards No. 121, Accounting for Impairment of Long-Live Assets and for Long-Lived Assets to be Disposed Of, the Company wrote off this goodwill at June 30, 1996. The Company also recorded an impairment loss of $240,000, related to the net book value of leasehold improvements which will be abandoned at the Anaheim facility.

FRANK, RIMERMAN + CO. LLP
                                                    CERTIFIED PUBLIC ACCOUNTANTS



Satellite Dialysis Centers, Inc.
Redwood City, California





                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------
                           ON SUPPLEMENTAL INFORMATION
                           ---------------------------

Our report on our audits of the combined financial statements of Satellite Affiliated Companies for the years ended December 31, 1996 and 1995 appears on page one. Those audits were made for the purpose of forming an opinion on the combined financial statements taken as a whole. The information in Schedules I-IV is presented for purposes of additional analysis of the combined financial statements rather than to present the financial position, results of operations, and cash flows of the individual companies. Such information has been subjected to the auditing procedures applied in the audits of the combined financial statements and, in our opinion, is fairly stated in all material respects in relation to the combined financial statements taken as a whole.



                                                    /s/ Frank Rimerman & Co. LLP


September 24, 1997




   2882 SAND HILL ROAD  MENLO PARK, CA 94025  415.854.3344  FAX 415.854.2234

                                                                      Schedule I
                         SATELLITE AFFILIATED COMPANIES
                         ------------------------------
                            COMBINING BALANCE SHEETS
                            ------------------------
                                December 31, 1996
                                -----------------

                                                                                             CKC                       Combined
                                               CKC        DS, LLC    CKC-IS      DS-IS     Orange     Eliminations   (6 entities)
                                               ---        -------    -------     -----     -------    ------------   ------------
                    ASSETS
                    ------
Cash and cash equivalents                 $ 1,457,000    $ 314,000  $ 209,000  $ 158,000        $ -                  $ 2,138,000
Accounts receivable, less allowance for
 doubtful accounts                          7,111,000    2,537,000    241,000    306,000                 (199,000)     9,996,000
Medical supplies inventory                    402,000      259,000          -          -                                 661,000
Deposits and prepaid expenses                 107,000       39,000          -          -                                 146,000
                                         ------------- ------------ ---------- ---------- ---------                --------------
          Total current assets              9,077,000    3,149,000    450,000    464,000          -                   12,941,000

Investment in affiliate                       150,000            -          -          -                                 150,000
Property and equipment, net                 2,892,000    1,840,000          -          -                               4,732,000
Intangible assets                           7,738,000    3,935,000    139,000    210,000                              12,022,000
                                         ------------- ------------ ---------- ---------- ---------                --------------
                                         $ 19,857,000  $ 8,924,000  $ 589,000  $ 674,000        $ -                 $ 29,845,000
                                         ============= ============ ========== ========== =========                ==============


        LIABILITIES AND OWNERS' EQUITY
        ------------------------------
Accounts payable                            $ 836,000    $ 224,000   $ 77,000   $ 58,000        $ -    $ (199,000)     $ 996,000
Accrued expenses                              632,000      222,000          -          -                                 854,000
Refundable service fees                     1,723,000      260,000          -          -                               1,983,000
Current maturities of long-term debt          752,000      213,000          -          -                                 965,000
                                         ------------- ------------ ---------- ---------- ---------                --------------
          Total current liabilities         3,943,000      919,000     77,000     58,000          -                    4,798,000

Long-term debt, less current maturities     3,943,000      315,000          -          -                               4,258,000
Commitments and contingencies                       -            -          -          -                                       -
Joint ventures' equity/Members equity      11,971,000    7,690,000    512,000    616,000                              20,789,000
                                         ------------- ------------ ---------- ---------- ---------                --------------
                                         $ 19,857,000  $ 8,924,000  $ 589,000  $ 674,000        $ -                 $ 29,845,000
                                         ============= ============ ========== ========== =========                ==============

                                                                     Schedule II
                        SATELLITE AFFILIATED COMPANIES
                        ------------------------------
                           COMBINING BALANCE SHEETS
                           ------------------------
                               December 31, 1995
                               -----------------

                                                                                                CKC                      Combined
                                           CKC          DS, LLC      CKC-IS       DS-IS       Orange     Eliminations   (6 entities)
                                           ---          -------      -------      -----       -------    ------------   ------------
                    ASSETS
                    ------
Cash and cash equivalents                 $ 2,359,000    $ 332,000    $ 184,000    $ 21,000        $ -                  $ 2,896,000
Accounts receivable, less allowance for
 doubtful accounts                          7,501,000    2,966,000      324,000     494,000                (456,000)     10,829,000
Medical supplies inventory                    505,000      296,000            -           -                                 801,000
Deposits and prepaid expenses                  57,000       49,000            -           -                                 106,000
                                         -------------  ------------- ------------ ----------- ----------              -------------
          Total current assets             10,422,000    3,643,000      508,000     515,000          -                   14,632,000

Investment in affiliate                             -            -            -           -                                       -
Property and equipment, net                 3,768,000    2,076,000            -           -                               5,844,000
Intangible assets                           9,988,000    4,225,000      149,000     226,000                              14,588,000
                                         -------------  ------------ ------------ ----------- ----------              -------------
                                         $ 24,178,000  $ 9,944,000    $ 657,000   $ 741,000        $ -                 $ 35,064,000
                                         =============  ============ ============ =========== ==========              =============
        LIABILITIES AND OWNERS' EQUITY
        ------------------------------
Accounts payable                          $ 1,070,000    $ 269,000    $ 239,000   $ 181,000        $ -   $ (456,000)    $ 1,303,000
Accrued expenses                              449,000      250,000            -           -                                 699,000
Refundable service fees                     1,723,000      260,000            -           -                               1,983,000
Current maturities of long-term debt          773,000      265,000            -           -                               1,038,000
                                         -------------  ------------- ------------ ----------- ----------              -------------
          Total current liabilities         4,015,000    1,044,000      239,000     181,000          -                    5,023,000

Long-term debt, less current maturities     4,694,000      528,000            -           -                               5,222,000
Commitments and contingencies                       -            -            -           -                                       -
Joint ventures' equity/Members equity      15,469,000    8,372,000      418,000     560,000                              24,819,000
                                         -------------  ------------- ------------ ----------- ----------              -------------
                                         $ 24,178,000  $ 9,944,000    $ 657,000   $ 741,000        $ -                 $ 35,064,000
                                         =============  ============= ============ =========== ==========              =============

                                                                    Schedule III
                        SATELLITE AFFILIATED COMPANIES
                        ------------------------------
                        COMBINING STATEMENTS OF INCOME
                        ------------------------------
                               December 31, 1996
                               -----------------

                                                                                                   CKC                   Combined
                                             CKC          DS, LLC       CKC-IS        DS-IS       Orange   Eliminations (6 entities)

                                             ---          -------       -------       -----       ------   ------------ ------------

Dialysis and ancillary services revenue,
   net                                    $ 30,876,000   $ 11,096,000   $ 1,348,000  $ 1,173,000     $ -   $ (23,000)  $ 44,470,000
                                          ------------- -------------- ------------ ------------ -------              --------------


Patient Care Costs
------------------
     Medical supplies and pharmaceuticals    9,788,000      3,498,000      859,000      703,000       -      (23,000)    14,825,000
     Dialysis unit staff costs               7,945,000      2,865,000            -            -       -                  10,810,000
                                          ------------- -------------- ------------ ------------ -------             ---------------

          Total patient care costs          17,733,000      6,363,000      859,000      703,000       -                  25,635,000
                                          ------------- -------------- ------------ ------------ -------             ---------------


Patient Care Margin                         13,143,000      4,733,000      489,000      470,000       -                  18,835,000
                                          ------------- -------------- ------------ ------------ -------             ---------------


Operating Expenses
------------------
     Dialysis unit operations                  728,000        309,000        2,000            -       -                   1,039,000
     General and administrative              3,206,000      2,021,000        3,000        4,000       -                   5,234,000
     Depreciation and amortization           1,531,000        605,000       11,000       16,000       -                   2,163,000
     Impairment loss                         1,688,000              -            -            -       -                   1,688,000
                                          ------------- -------------- ------------ ------------ -------             ---------------

          Total operating expenses           7,153,000      2,935,000       16,000       20,000       -                  10,124,000
                                          ------------- -------------- ------------ ------------ -------             ---------------

          Income from operations             5,990,000      1,798,000      473,000      450,000       -                   8,711,000

OTHER INCOME (EXPENSE)
---------------------
     Investment income                          83,000         20,000       10,000       10,000       -                     123,000
     Other income                               97,000         14,000            -            -       -                     111,000
     Interest expense                         (418,000)       (52,000)           -            -       -                    (470,000)

                                          ------------- -------------- ------------ ------------ -------             ---------------

           Net income                      $ 5,752,000    $ 1,780,000    $ 483,000    $ 460,000     $ -                 $ 8,475,000
                                          ============= ============== ============ ============ =======             ===============


                                                                     Schedule IV
                        SATELLITE AFFILIATED COMPANIES
                        ------------------------------
                        COMBINING STATEMENTS OF INCOME
                        ------------------------------
                               December 31, 1995
                               -----------------

                                                                                               CKC                        Combined
                                       CKC          DS, LLC      CKC-IS         DS-IS        Orange      Eliminations  (6 entities)
                                       ---          -------      -------        -----        -------     ------------  ------------
Dialysis and ancillary services
   revenue, net                      $ 26,366,000   $ 10,224,000   $ 1,238,000   $ 722,000       $ -      $ (13,000)   $ 38,537,000
                                     ------------ -------------- ------------  -----------  ------------             ---------------


Patient Care Costs
------------------
     Medical supplies and
        pharmaceuticals
     Dialysis unit staff costs         7,852,000      2,868,000      771,000      389,000             -     (13,000)     11,867,000
          Total patient care costs     7,918,000      2,915,000            -            -             -                  10,833,000
                                     ------------ -------------- ------------  -----------  ------------             ---------------

                                      15,770,000      5,783,000      771,000      389,000             -                  22,700,000
                                     ------------ -------------- ------------  -----------  ------------             ---------------

Patient Care Margin
                                      10,596,000      4,441,000      467,000      333,000             -                  15,837,000
                                     ------------ -------------- ------------  -----------  ------------             ---------------

Operating Expenses
------------------
     Dialysis unit operations            624,000        265,000            -            -             -                     889,000
     General and administrative        2,638,000      1,868,000            -            -             -                   4,506,000
     Depreciation and amortization     1,591,000        597,000       11,000        9,000             -                   2,208,000
     Impairment loss                           -              -            -            -             -                           -
                                     ------------ -------------- ------------  -----------  ------------             ---------------

          Total operating expenses     4,853,000      2,730,000       11,000        9,000             -                   7,603,000
                                     ------------ -------------- ------------  -----------  ------------             ---------------

          Income from operations       5,743,000      1,711,000      456,000      324,000             -                   8,234,000

OTHER INCOME (EXPENSE)
---------------------
     Investment income                    54,000         23,000        2,000        1,000             -                      80,000
     Other income                        848,000        397,000            -            -             -                   1,245,000
     Interest expense                   (364,000)      (124,000)           -            -             -                    (488,000)

                                     ------------ -------------- ------------  -----------  ------------             ---------------

           Net income                $ 6,281,000    $ 2,007,000    $ 458,000    $ 325,000           $ -                 $ 9,071,000
                                     ============ ============== ============  ===========  ============             ===============


FRANK, RIMERMAN + CO. LLP
                                                    CERTIFIED PUBLIC ACCOUNTANTS


Satellite Dialysis Centers, Inc.
Redwood City, California


                         ACCOUNTANTS' COMPILATION REPORT
                         -------------------------------

We have compiled the accompanying combined balance sheets of Satellite Affiliated Companies (Note 1) as of June 30, 1997 and 1996, and the related combined statements of income, changes in owners' equity, and cash flows for the six month periods then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or any other form of assurance on them.



                                                /s/ Frank, Rimerman & Co. L.L.P.


September 24, 1997


   2882 SAND HILL ROAD  MENLO PARK, CA 94025 415.854.3344  FAX 415.854.2234

                        SATELLITE AFFILIATED COMPANIES
                        ------------------------------
                            COMBINED BALANCE SHEETS
                          -----------------------
                            June 30, 1997 and 1996
                           ----------------------
                                (in thousands)

                                 ASSETS(Note 6)
                                 ------

                                                                  1997     1996
                                                                -------  -------

CURRENT ASSETS
    Cash and cash equivalents                                   $ 2,663  $ 2,744
    Accounts receivable, less allowance for doubtful accounts
     of $2,621 in 1997 and $1,668 in 1996                        11,816    8,595
    Medical supplies inventory                                      797      877
    Prepaid expenses                                                 56      101
                                                                -------  -------
                  Total current assets                           15,332   12,317
INVESTMENT IN AFFILIATE                                             150     --
PROPERTY AND EQUIPMENT, net (Note 3)                              5,248    5,146
INTANGIBLE ASSETS, net (Notes 4 and 8)                           11,503   12,588
                                                                -------  -------
                                                                $32,233  $30,051
                                                                =======  =======
                         LIABILITIES AND OWNERS' EQUITY
                         ------------------------------

CURRENT LIABILITIES
    Accounts payable                                            $ 3,065  $ 1,114
    Accrued expenses (Note 2)                                       733      782
    Refundable service fees (Note 5)                              2,306    1,114
    Current maturities of long-term debt (Note 6)                   942      990
                                                                -------  -------
                  Total current liabilities                       7,046    4,000
LONG-TERM DEBT, less current maturities (Note 6)                  3,819    4,741
COMMITMENTS AND CONTINGENCIES (Notes 5 and 7)                      --       --
OWNER'S EQUITY                                                   21,368   21,310
                                                                -------  -------
                                                                $32,233  $30,051
                                                                =======  =======


                    See Accountants' Compilation Report and
                     Notes to Combined Financial Statement

                        SATELLITE AFFILIATED COMPANIES
                        ------------------------------
                         COMBINED STATEMENTS OF INCOME
                         -----------------------------
                    Six Months Ended June 30, 1997 and 1996
                    ---------------------------------------
                                (in thousands)

                                                            1997          1996
                                                          -------      -------
DIALYSIS AND ANCILLARY SERVICES REVENUE, net              $ 23,210     $ 21,604
                                                          --------     --------

PATIENT CARE COSTS
    Medical supplies and pharmaceuticals                     8,231        7,206
    Dialysis unit staff costs                                3,661        3,239
                                                          --------     --------
                  Total patient care costs                  11,892       10,445
                                                          --------     --------

PATIENT CARE MARGIN                                         11,318       11,159
                                                          --------     --------

OPERATING EXPENSES
    Dialysis unit operations                                 3,677        3,336
    General and administrative (Note 2)                      1,713        1,460
    Depreciation and amortization                            1,003        1,082
    Impairment loss (Note 8)                                  --          1,688
                                                          --------     --------
                  Total operating expenses                   6,393        7,566
                                                          --------     --------
                  Income from operations                     4,925        3,593

OTHER INCOME (EXPENSE)
    Investment income                                           50           65
    Other expense                                               (6)          (6)
    Interest expense                                          (201)        (243)
                                                          --------     --------
                  Net income                              $  4,768     $  3,409
                                                          ========     ========



                    See Accountants' Compilation Report and
                     Notes to Combined Financial Statement

                        SATELLITE AFFILIATED COMPANIES
                        ------------------------------
               COMBINED STATEMENTS OF CHANGES IN OWNER'S EQUITY
               ------------------------------------------------
                    Six Months Ended June 30, 1997 and 1996
                    ---------------------------------------
                                (in thousands)

                                                            1997         1996
                                                           --------    --------
BALANCE, beginning of period                               $ 20,789    $ 24,819
     Net income                                               4,768       3,409

     Cash distributions                                      (4,289)     (6,939)

     Capital contributed                                        100        --

     Proceeds from equity-related notes receivable             --            21
                                                           --------    --------

BALANCE, end of period                                     $ 21,368    $ 21,310
                                                           ========    ========

                    See Accountants' Compilation Report and
                     Notes to Combined Financial Statement

                        SATELLITE AFFILIATED COMPANIES
                        ------------------------------
                       COMBINED STATEMENTS OF CASH FLOWS
                       ---------------------------------
                    Six Months Ended June 30, 1997 and 1996
                    ---------------------------------------
                                (in thousands)

                                                                         1997      1996
                                                                        ------    ------
CASH FLOWS FROM OPERATING ACTIVITIES
    Net income                                                          $ 4,768   $ 3,409
    Adjustments to reconcile net income to net cash provided
     by operating activities
        Depreciation and amortization expense                             1,003     1,082
        Provision for doubtful accounts                                     511       468
        Provision for impairment loss                                      --       1,688
        Change in operating assets and liabilities:
           (Increase) decrease in accounts receivable                    (2,331)    1,766
           (Increase) in medical supplies inventory                        (136)      (76)
           Decrease in prepaid expenses                                      90         5
           Increase (decrease) in accounts payable                        2,069      (189)
           (Decrease) increase in accrued expenses                         (121)       83
           Increase (decrease) in refundable service fees                   323      (869)
                                                                        -------   -------
                  Net cash provided by operating activities               6,176     7,367
                                                                        -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
    Acquisition of property and equipment                                (1,000)      (48)
    Proceeds from notes receivable from equity holders                     --          21
                                                                        -------   -------
               Net cash used in investing activities                     (1,000)      (27)
                                                                        -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
    Cash distributions to equity holders                                 (4,289)   (6,939)
    Capital  contributions                                                  100      --
    Payments on long-term debt                                             (462)     (553)
                                                                        -------   -------
                  Net cash used in financing activities                  (4,651)   (7,492)
                                                                        -------   -------
                  Net increase (decrease) in cash and cash equivalents
                      (balance carried forward)                             525      (152)

                                  (Continued)

                        SATELLITE AFFILIATED COMPANIES
                        ------------------------------
                       COMBINED STATEMENTS OF CASH FLOWS
                       ---------------------------------
                    Six Months Ended June 30, 1997 and 1996
                    ---------------------------------------
                                (in thousands)
                                  (Continued)

                                                                  1997     1996
                                                                -------  --------
           Net increase (decrease) in cash and cash equivalents
               (balance brought forward)                            525     (152)

CASH AND CASH EQUIVALENTS, beginning                              2,138    2,896
                                                                 ------  -------
CASH AND CASH EQUIVALENTS, ending                                $2,663  $ 2,744
                                                                 ======  =======

SUPPLEMENTAL DISCLOSURE OF NONCASH INVESTING
 AND FINANCING ACTIVITIES

    Equipment acquired in connection with capital
     lease obligations                                           $ --    $    24
                                                                 ======  =======


SUPPLEMENTAL DISCLOSURE OF CASH FLOW
 INFORMATION

    Cash paid for interest                                       $  201  $   243
                                                                 ======  =======

                    See Accountants' Compilation Report and
                     Notes to Combined Financial Statement

                        SATELLITE AFFILIATED COMPANIES
                        ------------------------------
                    NOTES TO COMBINED FINANCIAL STATEMENTS
                    --------------------------------------


1.       Basis of Presentation, Nature of Business, and Significant Accounting
         ---------------------------------------------------------------------
         Policies
         --------

         Basis of Presentation

         The combined financial statements of Satellite Affiliated Companies (Companies) includes the operations of the following entities, all of which are direct or indirect investees (Affiliates) of Satellite Dialysis Centers, Inc. (SDC), a California not-for-profit corporation:

                 California Kidney Centers (a California Joint Venture) (CKC) California Kidney Centers Inpatient Services, LLC (CKCIS) California Kidney Centers, Orange, LLC (CKC Orange) Dialysis Systems, LLC (DSLLC) Dialysis Systems Inpatient Services, LLC
                 (DSIS)

         During 1997, the Board of Directors of SDC determined that SDC's charitable purpose would best be served if certain assets of the Affiliates were sold. After this determination and under the direction of SDC, efforts were initiated to identify potential buyers and to actively market the identified assets. These combined financial statements have been prepared to assist SDC in this activity. The assets expected to be sold are stated at historical cost, which is less than their expected market value.

         Nature of Business

         The Companies provide outpatient hemodialysis treatment, continuous ambulatory peritoneal dialysis, home dialysis treatment support services, and inpatient dialysis services to hospitals. Although the Companies' patients are individuals, accounts receivable for services provided are collected primarily from government agencies, predominantly Medicare. Additional amounts are collected from private insurance companies and individual patients.

         The Companies' operations are conducted in Southern California and Nevada.

         Significant Accounting Policies

         Principles of Combination:

         The combined financial statements have been prepared in accordance with generally accepted accounting principles and include the accounts of the entities listed above. All significant intercompany accounts and transactions have been eliminated.


                      See Accountants' Compilation Report

                        SATELLITE AFFILIATED COMPANIES
                        ------------------------------
                    NOTES TO COMBINED FINANCIAL STATEMENTS
                    --------------------------------------


1.       Basis of Presentation, Nature of Business, and Significant Accounting
         ---------------------------------------------------------------------
         Policies (continued)
         --------

         Revenue Recognition:

         Dialysis and ancillary service revenues include amounts for services reimbursable by Medicare, Medicaid, MediCal, and other third party payors under contracted reimbursement formulas. Revenues are recognized when services are provided. Revenues are reported at the amount expected to be realized from governmental, third-party payors, and patients based on reimbursement contracts in force when the services are provided.

         Use of Estimates:

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

         Concentration of Credit Risk:

         Financial instruments which potentially subject the Companies to concentrations of credit risk, consist principally of cash and cash equivalents and accounts receivable. The Companies invest their excess cash in a single bank. Deposits with this bank are insured up to $100,000 per depositor by an agency of the Federal government. Accounts receivable, which are unsecured, are primarily due from agencies of the United States Government (65%), the State of California (9%) and private insurance companies and hospitals (26%). Receivables from individual patients are not significant. Before providing services, the Companies perform insurance verification on all patients to ascertain adequacy of insurance coverage from government and private sources. An allowance for doubtful accounts is provided based on management's estimate of amounts which may prove uncollectible from private insurers or patients.

         Income Taxes:

         The combining entities are considered partnerships for Federal and state income tax purposes. Accordingly, the equity owners account for their pro rata share of the combining entities' income, deductions, and credits in their separate tax returns. As a result, income tax expense, assets, and liabilities are not recognized in the combined financial statements of the Companies.

                      See Accountants' Compilation Report

                        SATELLITE AFFILIATED COMPANIES
                        ------------------------------
                    NOTES TO COMBINED FINANCIAL STATEMENTS
                    --------------------------------------

1.       Basis of Presentation, Nature of Business, and Significant Accounting
         ---------------------------------------------------------------------
         Policies (continued)
         --------

         Medical Supplies Inventory:

         Medical supplies inventory is stated at the lower of cost, first-in, first-out method, or market.

         Property and Equipment:

         Property and equipment is stated at cost. Depreciation is provided using the straight-line method over estimated useful lives of five to ten years.

         Amortization of leasehold improvements is provided using the straight-line method over the lesser of the lease term or the useful life of the improvement, generally ten years.

         Intangible Assets:

         Intangible assets are stated at cost. Amortization is provided using the straight-line method over the following estimated useful lives:
                                                             Years
                                                             ------
               Intangible assets, including patient lists    4 - 15
               Goodwill                                     15 - 31
               Organization costs                                10



         Cash and Cash Equivalents:

         The Companies consider all highly-liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.


                      See Accountants' Compilation Report

                        SATELLITE AFFILIATED COMPANIES
                        ------------------------------
                    NOTES TO COMBINED FINANCIAL STATEMENTS
                    --------------------------------------

2.       Related Party Transactions
         --------------------------

         Management fees and directors' fees of $920,000 for the six months ended June 30, 1997 and $861,000 for the six months ended June 30, 1996 paid to SDC are included in general and administrative expenses. Included in accrued expenses are management fees due to SDC of $170,000 at June 30, 1997 and $206,000 at June 30, 1996.

3.       Property and Equipment
         ----------------------

         Property and equipment consist of the following at June 30 (in thousands):
                                                     1997          1996
                                                    -------       ------
          Leasehold improvements                     $3,375       $2,965
          Medical equipment                           3,939        3,369
          Office equipment                              367          315
          Furniture and fixtures                        686          652
          Computer equipment                             58           35
          Vehicles                                       46           22
                                                     ------       ------
                                                      8,471        7,358
               Less accumulated depreciation and
                amortization                          3,223        2,212
                                                     ------       ------
                                                     $5,248       $5,146
                                                     ======       ======

         Depreciation and amortization expense related to property and equipment was $490,000 for the six months ended June 30, 1997 and $518,000 for the six months ended June 30, 1996.


                      See Accountants' Compilation Report

                        SATELLITE AFFILIATED COMPANIES
                        ------------------------------
                    NOTES TO COMBINED FINANCIAL STATEMENTS
                    --------------------------------------

4.       Intangible Assets
         -----------------

         Intangible assets consist of the following at June 30 (in thousands):

                                                            1997           1996
                                                           -------       -------
             Intangible assets, including patient lists    $ 7,073       $ 7,003
             Goodwill                                        8,753         8,734
             Organization costs                                 95            85
                                                           -------       -------
                                                            15,921        15,822
                 Less accumulated amortization               4,418         3,234
                                                           -------       -------
                                                           $11,503       $12,588
                                                           =======       =======


          Amortization expense related to intangible assets was $513,000 for the six months ended June 30, 1997 and $564,000 for the six months ended June 30, 1996.

5.       Refundable Service Fees
         -----------------------

         In August, 1993, the provisions of the Omnibus Budget Reconciliation Act of 1993 (OBRA 93) became effective. In April, 1995, the Health Care Financing Administration (HCFA) changed its interpretation of the OBRA 93 provisions regarding whether Medicare is the primary payor for certain End Stage Renal Disorder patients who are eligible for Medicare and also covered by an employer group health insurance plan. Because HCFA's reinterpretation was made retroactive to August, 1993, the Companies began billing Medicare for amounts previously billed to private third-party payors under the old guidelines. Before any amounts were refunded to the private payors, a preliminary injunction was issued by a Federal court preventing HCFA from retroactively applying its reinterpretation of OBRA 93. The Companies have accrued a liability for amounts which it expects to refund to payors upon the settlement of this issue. The actual amount of the refunds may change depending on the court's action and any subsequent HCFA guidance.

                      See Accountants' Compilation Report

                        SATELLITE AFFILIATED COMPANIES
                        ------------------------------
                    NOTES TO COMBINED FINANCIAL STATEMENTS
                    --------------------------------------

6.       Long-term Debt
         --------------

         Long-term debt consists of the following at June 30:

                                                                                           1997                  1996
                                                                                      (in thousands)        (in thousands)
                                                                                    -----------------       ---------------

         Note payable to a bank, due in monthly installments of $22,000 plus interest at the bank's prime rate (8.50%), balance due October, 1999, secured by substantially all assets of CKC and guaranteed by equity
         holders.                                                                    $              623     $              915

         Note payable to a bank, due in monthly installments of $39,000 plus interest at the bank's prime rate (8.50%), balance due May, 2005, secured by substantially all assets of CKC and guaranteed by equity
         holders.                                                                                 3,683                  4,146

         Note payable to a bank, due in monthly installments of $12,000 plus interest at the bank's prime rate (8.50%). Balance due March, 2000.
         Secured by accounts receivable and guaranteed by equity holders.                           385                    525

         Note payable to a finance company due in monthly installments of
         $9,000, plus interest at 9.25%. Balance due September, 1997. Secured by                     29                    135
         medical equipment.

                                                                                                     41                     10
         Other                                                                                    4,761                  5,731
                                                                                                    942                    990
         Less current maturities                                                     ------------------     ------------------
                                                                                     $            3,819     $            4,741
                                                                                     ==================     ==================

               See Accountants' Compilation Report

                        SATELLITE AFFILIATED COMPANIES
                        ------------------------------
                    NOTES TO COMBINED FINANCIAL STATEMENTS
                    --------------------------------------


6.       Long-term Debt (continued)
         --------------

         Future minimum payments on long-term debt are as follows:

                 Twelve months ending June 30:
                                                  (in thousands)
                                                  --------------
                           1998                 $          942
                           1999                            950
                           2000                            590
                           2001                            468
                           2002                            468
                           Thereafter                    1,343
                                                --------------
                                                $        4,761
                                                ==============

         In addition to its long-term debt, the Companies have two revolving credit agreements with a bank that provides for borrowings up to a total of $800,000 for general working capital purposes. Borrowings under one agreement (up to $500,000) are unsecured and accrue interest at the bank's prime rate. Borrowings under the second agreement are secured by receivables, inventory, property and equipment of DSLLC and accrue interest at the bank's prime rate. The Companies had no outstanding borrowings against these lines at June 30, 1997 or 1996. Subsequent to June 30, 1997, these credit facilities expired and were not renewed.


                      See Accountants' Compilation Report

                        SATELLITE AFFILIATED COMPANIES
                        ------------------------------
                    NOTES TO COMBINED FINANCIAL STATEMENTS
                    --------------------------------------

7.       Lease Commitments
         -----------------

         The Companies lease their dialysis facilities under noncancellable operating lease agreements which expire between 1999 and 2010. The leases require the Companies to pay insurance and property taxes on improvements. Rent expense under such agreements was approximately $652,000 for the six months ended June 30, 1997 and $604,000 for the six months ended June 30, 1996.

         The following is a schedule of the future minimum lease payments under all operating leases as of June 30, 1997 (in thousands):

                 Twelve months ending June 30:

                         1998                        $       1,367
                         1999                                1,255
                         2000                                1,121
                         2001                                  893
                         2002                                  722
                   Thereafter                                3,560
                                                     $       8,918
                                                     =============


8.       Impairment Loss
         ---------------

         In 1996, a decision was made to close a dialysis facility in Anaheim, California in the first quarter of 1997. The Anaheim facility had been acquired in 1994 and, based on the original purchase price allocation, had unamortized goodwill of $1,448,000 associated with it at June 30, 1996. In accordance with Statement of Financial Accounting Standards No. 121, Accounting for Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of, the Company wrote off this goodwill at June 30, 1996. The Company also recorded an impairment loss of $240,000, related to the net book value of leasehold improvements which will be abandoned at the Anaheim facility.

                      See Accountants' Compilation Report

FRANK, RIMERMAN + CO. LLP
                                                    CERTIFIED PUBLIC ACCOUNTANTS

Satellite Dialysis Centers, Inc.
Redwood City, California




                        ACCOUNTANTS' COMPILATION REPORT
                        -------------------------------
                          ON SUPPLEMENTAL INFORMATION
                          ---------------------------


Our report on our compilation of the combined financial statements of Satellite Affiliated Companies for the six month periods ended June 30, 1997 and 1996 appears on page one. The information in Schedules I-IV is the representation of management. We have not audited or reviewed the accompanying supplemental schedules and, accordingly, do not express an opinion or any other form of assurance on them.



                                                    /s/ Frank Rimerman + Co. LLP

September 24, 1997


    2882 SAND HILL ROAD MENLO PARK, CA 94025  415.854.3344 FAX 415.854.2234

                                                                      Schedule I
                        SATELLITE AFFILIATED COMPANIES
                        ------------------------------
                           COMBINING BALANCE SHEETS
                           ------------------------
                                 June 30, 1997
                                 -------------

                                                                                                 CKC                       Combined
                                            CKC        DS, LLC      CKC-IS        DS-IS       Orange      Eliminations  (6 entities)

                                            ---        -------      -------       -----       -------     ------------  ------------

                     ASSETS
                     ------
Cash and cash equivalents               $ 2,017,000    $ 376,000    $ 128,000     $ 89,000     $ 53,000                $ 2,663,000
Accounts receivable, less allowance
 for doubtful accounts                    8,392,000    3,035,000      341,000      366,000            -     (318,000)   11,816,000
Medical supplies inventory                  489,000      308,000            -            -            -                    797,000
Deposits and prepaid expenses                43,000        6,000            -            -        7,000                     56,000
                                       ------------- ------------  ----------- ------------  -----------              -------------
          Total current assets           10,941,000    3,725,000      469,000      455,000       60,000                 15,332,000

Investment in affiliate                     426,000            -            -            -            -     (276,000)      150,000
Property and equipment, net               2,991,000    1,894,000            -            -      363,000                  5,248,000
Intangible assets                         7,380,000    3,777,000      133,000      203,000       10,000                 11,503,000
                                       ------------- ------------  ----------- ------------  -----------              -------------
                                       $ 21,738,000  $ 9,396,000    $ 602,000    $ 658,000    $ 433,000               $ 32,233,000
                                       ============= ============  =========== ============  ===========              =============


     LIABILITIES AND OWNERS' EQUITY
     ------------------------------
Accounts payable                        $ 2,286,000    $ 746,000    $ 167,000    $ 151,000     $ 33,000   $ (318,000)  $ 3,065,000
Accrued expenses                            509,000      224,000            -            -            -                    733,000
Refundable service fees                   2,004,000      302,000            -            -            -                  2,306,000
Current maturities of long-term debt        773,000      169,000            -            -            -                    942,000
                                       ------------- ------------  ----------- ------------  -----------              -------------
          Total current liabilities       5,572,000    1,441,000      167,000      151,000       33,000                  7,046,000

Long-term debt, less current maturities   3,574,000      245,000            -            -            -                  3,819,000
Commitments and contingencies                     -            -            -            -            -                          -
Joint ventures' equity/Members equity    12,592,000    7,710,000      435,000      507,000      400,000     (276,000)   21,368,000
                                       ------------- ------------  ----------- ------------  -----------              -------------
                                       $ 21,738,000  $ 9,396,000    $ 602,000    $ 658,000    $ 433,000               $ 32,233,000
                                       ============= ============  =========== ============  ===========              =============

                                                                     Schedule II
                        SATELLITE AFFILIATED COMPANIES
                        ------------------------------
                           COMBINING BALANCE SHEETS
                           ------------------------
                                 June 30, 1996
                                 -------------

                                                                                                CKC                      Combined
                                           CKC         DS, LLC       CKC-IS       DS-IS       Orange     Eliminations  (6 entities)
                                           ---         -------       -------      -----       -------    ------------  ------------
                    ASSETS
                    ------
Cash and cash equivalents                $ 1,986,000     $ 259,000    $ 221,000    $ 278,000      $ -                   $ 2,744,000
Accounts receivable, less allowance
 for doubtful accounts                     5,645,000     2,651,000      227,000      383,000        -        (311,000)    8,595,000
Medical supplies inventory                   486,000       391,000            -            -        -                       877,000
Deposits and prepaid expenses                 59,000        42,000            -            -        -                       101,000
                                        -------------  ------------  -----------  ----------- -----------              -------------

          Total current assets             8,176,000     3,343,000      448,000      661,000        -                    12,317,000

Property and equipment, net                3,207,000     1,939,000            -            -        -                     5,146,000
Intangible assets                          8,149,000     4,077,000      144,000      218,000        -                    12,588,000
                                        -------------  ------------  -----------  ----------- -----------              -------------

                                        $ 19,532,000   $ 9,359,000    $ 592,000    $ 879,000      $ -                  $ 30,051,000
                                        =============  ============  ===========  =========== ===========              =============

     LIABILITIES AND OWNERS' EQUITY
     ------------------------------
Accounts payable                           $ 714,000     $ 430,000    $ 106,000    $ 175,000      $ -      $ (311,000)  $ 1,114,000
Accrued expenses                             571,000       211,000            -            -        -                       782,000
Refundable service fees                      854,000       260,000            -            -        -                     1,114,000
Current maturities of long-term debt         742,000       248,000            -            -        -                       990,000
                                        -------------  ------------  -----------  ----------- -----------              -------------

          Total current liabilities        2,881,000     1,149,000      106,000      175,000        -                     4,000,000

Long-term debt, less current maturities    4,329,000       412,000            -            -        -                     4,741,000
Commitments and contingencies                      -             -            -            -        -                             -
Joint ventures' equity/Members equity     12,322,000     7,798,000      486,000      704,000        -                    21,310,000
                                        -------------  ------------  -----------  ----------- -----------              -------------

                                        $ 19,532,000   $ 9,359,000    $ 592,000    $ 879,000      $ -                  $ 30,051,000
                                        =============  ============  ===========  =========== ===========              =============


                                                                    Schedule III
                        SATELLITE AFFILIATED COMPANIES
                        COMBINING STATEMENTS OF INCOME
                                 June 30, 1997

                                                                                             CKC                       Combined
                                        CKC          DS, LLC     CKC-IS        DS-IS       Orange      Eliminations (6 entities)
                                        ---          -------     -------       -----       -------     ------------ ------------
Dialysis and ancillary services
  revenue, net                       $ 15,982,000    $ 5,780,000   $ 753,000    $ 709,000      $ -      $ (14,000)    $ 23,210,000
                                     ------------- --------------------------  ----------- ------------             ---------------

Patient Care Costs
     Medical supplies and
       pharmaceuticals                  5,317,000      1,980,000     487,000      461,000                  (14,000)      8,231,000
     Dialysis unit staff costs          2,663,000        998,000           -            -                                3,661,000
                                     ------------- --------------------------  ----------- ------------             ---------------
          Total patient care costs      7,980,000      2,978,000     487,000      461,000         -                     11,892,000
                                     ------------- --------------------------  ----------- ------------             ---------------

Patient Care Margin                     8,002,000      2,802,000     266,000      248,000         -                     11,318,000
                                     ------------- --------------------------  ----------- ------------             ---------------

Operating Expenses
     Dialysis unit operations           2,492,000      1,184,000       1,000            -                                3,677,000
     General and administrative         1,042,000        666,000       2,000        3,000                                1,713,000
     Depreciation and amortization        670,000        320,000       5,000        8,000                                1,003,000
     Impairment loss                            -              -           -            -                                        -
                                     ------------- --------------------------  ----------- ------------             ---------------
          Total operating expenses      4,204,000      2,170,000       8,000       11,000         -                      6,393,000
                                     ------------- --------------------------  ----------- ------------             ---------------
          Income from operations        3,798,000        632,000     258,000      237,000         -                      4,925,000

OTHER INCOME (EXPENSE)
     Investment income                     33,000          8,000       5,000        4,000                                   50,000
     Other income                         (24,000)        (6,000)          -            -                   24,000          (6,000)
     Interest expense                    (183,000)       (18,000)          -            -                                 (201,000)
                                     ------------- --------------------------  ----------- ------------             ---------------
           Net income                 $ 3,624,000      $ 616,000   $ 263,000    $ 241,000       $ -                    $ 4,768,000
                                     ============= ==========================  =========== ============             ===============

                                                                     Schedule IV
                        SATELLITE AFFILIATED COMPANIES
                        COMBINING STATEMENTS OF INCOME
                                 June 30, 1996

                                                                                            CKC                       Combined
                                       CKC         DS, LLC      KC-IS        DS-IS        Orange      Eliminations (6 entities)
                                       ---         -------      ------       -----        -------     ------------ ------------
Dialysis and ancillary services
   revenue, net                     $ 15,094,000   $ 5,214,000   $ 651,000    $ 657,000        $ -      $ (12,000)   $ 21,604,000
                                    ------------- ------------- ----------- ------------  ------------             ---------------

Patient Care Costs
     Medical supplies and
       pharmaceuticals                 4,769,000     1,683,000     412,000      354,000                   (12,000)      7,206,000
     Dialysis unit staff costs         2,519,000       720,000           -            -                                 3,239,000
                                    ------------- ------------- ----------- ------------  ------------             ---------------
          Total patient care costs     7,288,000     2,403,000     412,000      354,000          -                     10,445,000
                                    ------------- ------------- ----------- ------------  ------------             ---------------

Patient Care Margin                    7,806,000     2,811,000     239,000      303,000          -                     11,159,000
                                    ------------- ------------- ----------- ------------  ------------             ---------------

Operating Expenses
     Dialysis unit operations          2,252,000     1,082,000       2,000            -                                 3,336,000
     General and administrative          892,000       568,000           -            -                                 1,460,000
     Depreciation and amortization       768,000       301,000       5,000        8,000                                 1,082,000
     Impairment loss                   1,688,000             -           -            -                                 1,688,000
                                    ------------- ------------- ----------- ------------  ------------             ---------------
          Total operating expenses     5,600,000     1,951,000       7,000        8,000          -                      7,566,000
                                    ------------- ------------- ----------- ------------  ------------             ---------------
          Income from operations       2,206,000       860,000     232,000      295,000          -                      3,593,000

OTHER INCOME (EXPENSE)
     Investment income                    44,000        12,000       5,000        4,000                                    65,000
     Other income                         (1,000)       (5,000)          -            -                                    (6,000)
     Interest expense                   (214,000)      (29,000)          -            -                                  (243,000)
                                    ------------- ------------- ----------- ------------  ------------             ---------------
           Net income                $ 2,035,000     $ 838,000   $ 237,000    $ 299,000        $ -                    $ 3,409,000
                                    ============= ============= =========== ============  ============             ===============

                 RENAL TREATMENT CENTERS, INC. AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS
                                  June 30, 1997


                                                      Renal Treatment                            Pro forma
                                                      Centers, Inc.           Sellers          adjustments (1)         Pro forma
                                                       (unaudited)          (unaudited)         (unaudited)           (unaudited)
                                                       --------------      -------------      ---------------       --------------
ASSETS

Current assets:

Cash                                                      $ 9,129,138        $ 2,663,000      $   (2,663,000)          $ 9,129,138
Accounts receivable, net                                   94,948,837         11,816,000         (11,816,000)           94,948,837
Inventories                                                 5,064,238            797,000                                 5,861,238
Deferred taxes                                                765,145                                                      765,145
Prepaid expenses and other current assets                   6,943,144             56,000                                 6,999,144
                                                       --------------      -------------      ---------------       --------------
  Total current assets                                    116,850,502         15,332,000         (14,479,000)          117,703,502
Property and equipment, net                                51,891,707          5,248,000                                57,139,707
Intangibles, net                                          187,097,297         11,503,000          99,196,000           297,796,297
Deferred taxes, non-current                                 2,807,064                                                    2,807,064
                                                       --------------      -------------      ---------------       --------------
  Total assets                                          $ 358,646,570       $ 32,083,000        $ 84,717,000         $ 475,446,570
                                                       ==============      =============      ===============       ==============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:

Current portion of long-term debt                         $ 1,313,808          $ 942,000    $       (942,000)          $ 1,313,808
Accounts payable                                           10,848,340          3,065,000          (3,065,000)           10,848,340
Accrued compensation                                        4,464,111                                                    4,464,111
Accrued expenses                                            5,956,394          3,039,000          (3,039,000)            5,956,394
Accrued income taxes                                        1,280,317                                                    1,280,317
Accrued interest                                            3,430,002                                                    3,430,002
                                                       --------------      -------------      ---------------       --------------
  Total current liabilities                                27,292,972          7,046,000          (7,046,000)           27,292,972

Long term debt                                            175,629,792          3,819,000         112,981,000 (2)       292,429,792

Stockholders' equity:

Preferred stock, $.01 par value, 5,000,000 shares
 authorized, none issued
Common stock, $.01 par value, 45,000,000 shares
 authorized; 25,025,739 shares issued and
 outstanding                                                  250,257                                                      250,257
Additional paid-in capital                                 94,094,774                                                   94,094,774
Retained earnings                                          61,766,453         21,368,000         (21,368,000)           61,766,453
                                                       --------------      -------------      ---------------       --------------
Less treasury stock, 36,598 shares at cost                   (387,678)                                                    (387,678)
                                                       --------------      -------------      ---------------       --------------
  Total liabilities and stockholders' equity            $ 358,646,570       $ 32,233,000        $ 84,567,000         $ 475,446,570
                                                       ==============      =============      ===============       ==============

                 RENAL TREATMENT CENTERS, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
   For the year ended December 31, 1996 and the six months ended June 30, 1997


                                                            For the year ended December 31, 1996

                                                         Historical
                                                         ----------
                                                   Renal
                                                 Treatment                           Pro forma
                                               Centers, Inc.      Sellers(A)        adjustments        Pro forma
                                               -------------    ------------      -------------      -------------
Net patient revenue                            $ 235,396,566    $ 45,442,000 (B)                     $ 280,838,566
Patient care costs                               114,803,209      25,635,000                           140,438,209
                                               -------------    ------------     ------------         ------------
Operating profit                                 120,593,357      19,807,000                           140,400,357

General and administrative expense                58,471,984       7,690,000 (B)   (1,738,000)(C)       64,423,984

Provision for doubtful accounts                    6,621,122       1,243,000 (B)                         7,864,122

Depreciation and amortization expense             17,076,827       2,163,000        5,566,754 (D)       24,806,581

Merger expenses                                    2,808,247                                             2,808,247
                                               -------------    ------------     ------------         ------------
Income from operations                            35,615,177       8,711,000       (3,828,754)          40,497,423
                                               -------------    ------------     ------------         ------------
Interest expense, net                              4,384,043         236,000        7,356,000 (E)       11,976,043
                                               -------------    ------------     ------------         ------------
Income before income taxes                        31,231,134       8,475,000      (11,184,754)          28,521,380

Provision for income taxes                        11,940,869                       (1,002,609)(F)       10,938,260
                                               -------------    ------------     ------------         ------------
Net income                                      $ 19,290,265      $8,475,000    $ (10,182,145)        $ 17,583,120
                                               =============    ============     ============         ============

Pro forma net income per common
 and common stock equivalent (G)                                                                      $       0.70
                                                                                                      ============
Pro forma weighted average common
 shares used in computing earnings
 per share                                                                                              25,067,900
                                                                                                       ===========

                                                            For the year ended December 31, 1996

                                                         Historical
                                                         ----------
                                                   Renal
                                                 Treatment                           Pro forma
                                               Centers, Inc.      Sellers(A)        adjustments        Pro forma
                                               -------------    ------------      -------------      -------------

Net patient revenue                           $ 148,380,503     $ 23,210,000                         $ 171,590,503
Patient care costs                               70,998,558       11,892,000                            82,890,558
                                               -------------    ------------      -------------      -------------
Operating profit                                 77,381,945       11,318,000                            88,699,945

General and administrative expense               36,748,462        4,741,000 (B)      (690,000)(C)      40,799,462

Provision for doubtful accounts                   4,238,674          649,000 (B)                         4,887,674

Depreciation and amortization expense            12,067,654        1,003,000         2,861,877 (D)      15,932,531

Merger expenses
                                               -------------    ------------      -------------      -------------
Income from operations                           24,327,155        4,925,000        (2,171,877)         27,080,278
                                               -------------    ------------      -------------      -------------
Interest expense, net                             3,978,874          157,000         3,639,000 (E)       7,774,874
                                               -------------    ------------      -------------      -------------
Income before income taxes                       20,348,281        4,768,000        (5,810,877)         19,305,404

Provision for income taxes                        7,582,832                           (388,993)(F)       7,193,839
                                               -------------    ------------      -------------      -------------
Net income                                     $ 12,765,449      $ 4,768,000     $  (5,421,884)       $ 12,111,565
                                               =============    ============      =============      =============

Pro forma net income per common
 and common stock equivalent (G)                                                                      $       0.48
                                                                                                     =============
Pro forma weighted average common
 shares used in computing earnings per share                                                            25,490,834
                                                                                                     =============

        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


On October 6, 1997, Renal Treatment Centers, Inc. (the "Company") entered into definitive agreements to acquire substantially all of the non-current and certain other assets of California Kidney Centers ("CKC"), California Kidney Centers, Orange, L.L.C. ("CKC Orange"), Dialysis Systems, L.L.C. ("DS"), California Kidney Centers, Inpatient Services, L.L.C. ("CKCIS") and Dialysis Systems, Inpatient Services, L.L.C. ("DSIS"),which together operate twelve Medicare-certified end-stage renal disease dialysis facilities (collectively "the Facilities") and provide acute inpatient dialysis services to 29 hospitals in the service areas of the outpatient dialysis centers. CKC, CKC Orange, DS, CKCIS and DSIS are hereinafter referred to collectively as the "Sellers". CKC operates nine facilities located in southern California. CKC Orange operates a single facility also located in southern California, which commenced operations in August 1997. DS operates two facilities located in Las Vegas, Nevada. The Company will acquire all of the Sellers' inventory, equipment, patient lists, goodwill and other non-current assets used in the operation of the Facilities and provision of acute services.

The foregoing transactions are expected to be completed in November 1997, subject to receipt of required regulatory approvals, including those required under the Hart-Scott-Rodino Antitrust Improvements Act and the approval of the Attorney General of the State of California, and certain other contingencies.

As part of the transactions, the Company will also enter into covenants not to compete with Sellers and their respective owners. In addition, the Company will enter into medical director agreements with, or receive assignments of current medical director agreements from, the current medical directors of the facilities.

The Company will pay aggregate consideration of $116,800,000 in cash, plus the assumption of certain liabilities. The Company determined the consideration based on negotiations with Sellers and the Company's determination of the fair market value of the assets of the Sellers as a going concern, which recognized the recent growth in Seller' business and the Company's expectation of future growth in the business.

The cash consideration will be funded entirely through borrowings under the Company's revolving credit agreement with a consortium of banks.

Basis of Presentation

The unaudited pro forma financial statements are presented to illustrate (i) the pro forma effects on the Company's balance sheet as of June 30, 1997 and (ii) the pro forma effects on the Company's results of operations for the year ended December 31, 1996 and for the six month period ended June 30, 1997 as if the foregoing transaction had occurred on January 1, 1996. The unaudited pro forma financial statements include adjustments resulting from the use of the purchase method of accounting and are not necessarily indicative of what the combined financial position or results of operations would have been had the transaction occurred on January 1, 1996, nor are they necessarily indicative of future results of the combined entities.

Certain pro forma adjustments are based on preliminary estimates of the fair values of assets acquired and are thus subject to change.

Adjustments to Pro Forma Consolidated Balance Sheets
----------------------------------------------------

(1) Adjusts assets to fair market value and eliminates certain assets and liabilities of Sellers not assumed by the Company in connection with the acquisition.

(2) Reflects an increase in long-term debt to account for payment of the purchase price.

Adjustments to Pro Forma Consolidated Statements of Operations
--------------------------------------------------------------

(A) CKC Orange did not commence operations until August 1997, therefore no amounts are included for CKC Orange.

(B)  Reflects adjustments to properly classify bad debt expense.

(C)  Reflects adjustment to eliminate management fees incurred by Sellers.

(D) Reflects depreciation and amortization expense resulting from the revaluation required by the purchase method of accounting for fixed assets and intangible assets of $4,516,514 and $2,258,257, respectively, offset by Sellers' historical depreciation and amortization of $2,163,000 and $1,003,000 for the year ended December 31, 1996 and for the six months ended June 30, 1997, respectively. Also reflects additional amortization over a 25-year period of the excess cost over net assets acquired of $3,213,240 and $1,606,620 for the year ended December 31, 1996 and for the six months ended June 30, 1997, respectively, as if Sellers were acquired as of January 1, 1996.

(E) Reflects an adjustment to interest expense to account for long-term debt incurred in connection with the acquisition, as well as the elimination of interest expense on borrowings not assumed by the Company.

(F) Reflects the adjustments to income taxes which would have been provided on pro forma income before taxes.

(G) Pro forma net income per common and common stock equivalents is computed by dividing pro forma net income by the weighted average number of common and common stock equivalents outstanding during the period.

EXHIBIT INDEX
-------------


Exhibit No.     Document
-----------     --------

     2.1 Asset Purchase Agreement, dated as of October 6, 1997, between Renal Treatment Centers - California, Inc. and California Kidney Centers (the exhibits and schedules to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided supplementally to the Commission upon its request).

     2.2 Asset Purchase Agreement, dated as of October 6, 1997, between Renal Treatment Centers - California, Inc. and California Kidney Centers, Orange, L.L.C. (the exhibits and schedules to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided supplementally to the Commission upon its request).

     2.3 Asset Purchase Agreement, dated as of October 6, 1997, between Renal Treatment Centers - California, Inc. and California Kidney Centers, Inpatient Services, L.L.C. (the exhibits and schedules to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided supplementally to the Commission upon its request).

     2.4 Asset Purchase Agreement, dated as of October 6, 1997, between Renal Treatment Centers - West, Inc. and Dialysis Systems, L.L.C. (the exhibits and schedules to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided supplementally to the Commission upon its request).

     2.5 Asset Purchase Agreement, dated as of October 6, 1997, between Renal Treatment Centers - West, Inc. and Dialysis Systems, Inpatient Services, L.L.C. (the exhibits and schedules to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided supplementally to the Commission upon its request).

     23.1       Consent of Frank, Rimerman & Co. LLP

     99.1       Press Release dated October 7, 1997.